                                                                    EXHIBIT 4.05

                            [LOGO OF @HOME NETWORK]
    Number:                                                               Shares
ATH ____________                                                ________________
     SERIES A                                                       SERIES A
    COMMON STOCK                                                  COMMON STOCK

                              AT HOME CORPORATION

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
         THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MA OR NEW YORK, NY

                                                             CUSIP 045919 10 7
This Certifies that


                                                             SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

is the record holder of

 FULLY PAID AND NONASSESSABLE SHARES OF SERIES A COMMON STOCK, $0.01 PAR VALUE
                                 PER SHARE, OF
------------------------------  AT HOME CORPORATION  --------------------------

transferable on the books of the Corporation in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate shall not be valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.

Dated:                                       [@ logo in background on lower 2/3,
                                             right half of certificate]

/s/  David G. Pine                                             /s/ Thomas A. Jermoluk
Secretary            [FACSIMILE SEAL OF AT HOME CORPORATION]       Chairman, President and
                                                                   Chief Executive Officer

[Printed sideways in lower right corner]
COUNTERSIGNED AND REGISTERED:
       BANKBOSTON, N.A.
          TRANSFER AGENT AND REGISTRAR

BY
/s/ Illegible
       AUTHORIZED SIGNATURE

  The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

  The following abbreviations, when used in the inscription on the face of the certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM  -  as tenants in common             UNIF GIFT MIN ACT - .............Custodian..............
  TEN ENT  -  as tenants by the entireties                            (Cust.)               (Minor)
  JT TEN   -  as joint tenants with right of                       Under Uniform Gifts to
              survivorship and not as tenants                      Minors Act..........................
              in common                                                           (State)

                                               UNIF TRF MIN ACT -  ..........Custodian (until age).....
                                                                     (Cust.)
                                                                   ...........(under Uniform Transfers
                                                                     (Minor)
                                                                   to Minors Act.......................
                                                                                       (State)

    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, _____________________ hereby sell, assign and transfer unto



PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

______________________________________


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ___________________________

                                   X ___________________________________________


                                   X ___________________________________________
                            NOTICE THE SIGNATURE(S) TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed


By ____________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.